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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 16, 1997

                             Computone Corporation
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            (Exact name of registrant as specified in its charter)

   Delaware                         0-16172                       23-2472952
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

       1060 Windward Ridge Parkway, Suite 100, Alpharetta Georgia 30005
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        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code (770) 625-0000
                                                          --------------

           1100 Northmeadow Parkway, Suite 150, Roswell, GA.  30076
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 9.    Sales of Equity Securities Pursuant to Regulation S.
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  On October 16, 1997, Registrant sold an aggregate of 187,500 shares of
Registrant's common stock, par value $.01 per share, for an aggregate purchase price of $600,000. The shares were placed through Pennsylvania Merchant Group Ltd., which received a commission in the aggregate amount of $37,500.

  The Company sold the shares to one investor, The Tailwind Fund Ltd. pursuant to the exemption from registration afforded by Regulation S. under the Securities Act of 1933, as amended.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  COMPUTONE CORPORATION


Dated:  November 12, 1997         By: /s/ Gregory A. Alba
                                      ________________________________
                                      Gregory A. Alba
                                      Vice President of Finance & Administration
                                      and Chief Financial Officer

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